PGOF-P41

SUPPLEMENT DATED OCTOBER 31, 2025

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

Effective October 31, 2025, the following changes are made to each fund’s Summary Prospectus, Prospectus and SAI:

a)	The following footnote is added to all references to Paul Varunok in each fund’s Summary Prospectus, Prospectus and SAI:

* Mr. Varunok is anticipated to step down as a member of the fund’s portfolio management team on or about December 31, 2025. Thereafter, he will transition to an advisory role with Franklin Templeton.

Schedule A

Putnam Mortgage Securities Fund
Putnam Mortgage Opportunities Fund
Putnam VT Mortgage Securities Fund

Shareholders should retain this Supplement for future reference.